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                                                                  EXHIBIT 10(ag)

                         REGISTRATION RIGHTS PROVISIONS


         Universal Automotive Industries, Inc., a Delaware corporation (the "Company") and vFinance Investments, Inc. and SBI E2 - Capital (HK) Limited (collectively the "Representative") are parties to the Placement Agent Agreement dated as of February 21, 2002 (the "Placement Agreement"), pursuant to which the Company has agreed to issue the Representative a warrant (the "Representative Warrant") dated as of _______________. The Representative and the Company have agreed that the provisions herein contained shall govern the rights of the Representative to cause the Company to register shares of (the Company's common stock, $.01 par value "Common Stock") issuable to the Representative upon exercise of the Representative's Warrant and certain other matters as set forth herein;

1.       Registration Rights.  The Company covenants and agrees as follows:

         1.1      Definitions.  For purposes of this Section 1:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (c) The term "Holder" means any person owning or having the right to. acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                  (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (e) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of the Representative Warrant, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) of this Schedule 1.1(f) or in this clause
(ii), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                  (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (h) The term "SEC" shall mean the Securities and Exchange Commission.

         1.2      Request for Registration.

                  (a) If the Company shall receive at any time during the period between



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_____________ 2003 first anniversary of the Initial Closing and _____________,
2006 [[fourth anniversary of the Initial Closing, a written request ("Demand Request") from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of all or part of the Registrable Securities then outstanding on Form S-1 or any similar long-form registration ("Long Form Registrations") or on Form S-3 or any similar short-form registration ("Short Form Registrations") if available, then the Company shall:

                           (i) within ten (10) days of the receipt of the Demand Request, give written notice of such request to all Holders in accordance with Section 2.5; and

                           (ii) file such registration statement within 60 days of its receipt of such Demand Request and use its best efforts to effect as soon as practicable after such filing, subject to the limitations of subsections 1.2(b), 1.2(c) and 1.2(d), the registration under the Act of all Registrable Securities covered by the Demand Request, together with all other Registrable Securities of any Holder joining in such Demand Request as are specified in a written request received by the Company within twenty (20) days of the giving of the notice described in clause (i) by the Company.

         Long-Form Registrations and Short-Form Registrations are collectively referred to as "Demand Registrations." Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

         The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold without having an adverse effect on the price, timing, or distribution of such offering, the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included, which, in the opinion of such underwriter or underwriters, can be sold without having an adverse effect on the price, timing, or distribution of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and only such lesser number of other securities as shall not, in the opinion of the managing underwriter or underwriters, be likely to have such an adverse effect.

                  (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all



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Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                  (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                           (i) After the Company has effected two Long-Form or three Short-Form registrations pursuant to this Section 1.2, such registrations have been declared or ordered effective and the Holders of Registrable Securities covered by such registration are able to register and sell 100% of the Registrable Securities requested to be included in each such registration; or

                           (ii) During the period starting with the date thirty
         (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

         1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) (each, a "Company Registration"), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, if the Company is unable to obtain the consent, if required, of the holders of registration rights associated with the Company's Class A Preferred Stock to include Registrable Securities in any Company Registration prior to _____________, 2002 first anniversary of the Initial Closing, the Holders of Registrable Securities shall receive the right to request one Demand Registration prior to _____________, 2002 first anniversary of the Initial Closing, in addition to any Demand Registrations provided by
Section 1.2(d)(i).

         1.4 Obligations of the Company. Whenever required under this Section 1 to effect the



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registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty
(180) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company included in such Registration Statement; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement. Notwithstanding the above, the Company shall not be required to keep the registration statement effective beyond 270 days, or such earlier time as all such Registrable Securities may be sold to the public without restriction under Rule 144(k) of the Act.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed or, alternatively, included in each national quotation system in which similar securities issued by the Company are then included.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Furnish, at the request of any Holder requesting registration of Registrable Securities in an underwritten offering pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such registration, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

         1.5      Furnish Information.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a).

         1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2. For



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purposes of this section, the Company's failure to complete a transaction with
Creative Friction will not be considered a material adverse change.

         1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose after reasonable notice, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If a Company Registration is an underwritten registration on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion ,the number of securities requested to be included in such registration exceeds the number that can be sold without having an adverse effect on the price, timing, or distribution of such offering, then Company shall include in such registration its securities in the following order of priority: (a) first, one hundred percent (100%) of the securities that the Company proposes to sell for its own account or for the account of other Persons; and (b) second, the Registrable Securities requested to be included in such registration pursuant to
Section 1.3 together with all other securities eligible for inclusion in such registration pro rata among the respective holders thereof on the basis of the number of Registrable Securities and other securities, as applicable, owned by the holders thereof; provided, however, that all of the securities referenced in clause (a) have been included. The Registrable Securities shall be included in any over allotment option granted to the underwriter on a pro rata basis with other selling stockholders and prior to inclusion of any shares to be sold by the Company. For purposes of clause (b) above concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

         1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in



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respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by the counsel retained by the indemnifying party in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise



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than under this Section 1.10.

                  (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (d) take such further action as a majority of the holders of the Registrable Securities may reasonably request, to the extent required to enable such holders to sell Registrable Securities pursuant to: (a) Rule 144 and 144A adopted by the Securities and Exchange Commission under the Act (as such rules may be amended from time to time) or any similar rules or regulations hereafter adopted by the Securities and Exchange Commission; or (b) a registration statement on Form S-2 or S-3 (if the Company is then able to use such form) or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon the request of the majority of the holders of the Registrable Securities, the Company shall promptly supply such holders or its respective prospective transferees with all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A under the Securities Act (or any similar provision then in force).

         1.12 Assignment of Registration Rights. The rights to cause the Company to register



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Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 10% of the shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration tights are being assigned;
(b)such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

         1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

         1.14 "Market Stand-Off" Agreement. The Representative hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                  (a) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

                  (b) such market stand-off time period shall not exceed 180 days.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Representative (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar form which may be promulgated in the future.

         1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the fourth anniversary following the Initial Closing (as defined in the Placement Agreement) of the sale of securities pursuant to Private Placement contemplated by the Placement Agreement.

2.       Miscellaneous.

         2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois.

         2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.


                                          Universal Automotive Industries, Inc.

                                          By:
                                             ----------------------------------
                                             Title:
                                                   ----------------------------


                                          SBI E 2-Capital (HK) Limited

                                          By:
                                             ----------------------------------
                                             Title:
                                                   ----------------------------


                                          vFinance Investments, Inc.

                                          By:
                                             ----------------------------------
                                             Title:
                                                   ----------------------------